Exhibit 99.1

Lumexa Imaging Announces First Quarter 2026 Results

RALEIGH, NORTH CAROLINA, May 12, 2026—Lumexa Imaging (Nasdaq: LMRI), one of the nation’s largest providers of outpatient imaging services, today announced results for the first quarter ended March 31, 2026, and reiterated full year 2026 guidance.

“In Q1, we delivered several meaningful achievements to kick off a year of executing on our strategic priorities.” said Caitlin Zulla, Chief Executive Officer of Lumexa Imaging. “We continued to drive strong growth in same-center advanced imaging volumes and our de novo centers are ramping according to our plans.”

“We are also announcing tonight four additional Lumexa Imaging centers including two strategic tuck-in acquisitions plus two de novos. We are well on our way to achieving our stated goal of adding 8-10 de novos to our network of centers this year.” Ms. Zulla continued, “With a large addressable market, and strong demand tailwinds plus a focused strategy centered on same-center growth, geographic expansion, and advanced imaging, we believe Lumexa Imaging is well positioned to deliver sustained, profitable growth while expanding access to high-quality, lower-cost imaging for patients, providers, and payors.”

First Quarter 2026 Highlights:

All comparisons are to the quarter ended March 31, 2025, unless otherwise noted

•	Consolidated revenues of $252.5 million, an increase of 3.1% from $245.0 million

•	System-wide revenue growth of 4.0%

•	Same center advanced volume growth: 5.6% for both consolidated and system-wide

•	Net income of $1.7 million as compared to net loss of $7.7 million

•	Adjusted EBITDA of $51.2 million as compared to $51.0 million; and a 20.3% Adjusted EBITDA margin

•	GAAP EPS of $0.02 per share and Adjusted EPS of $0.18 per share

Outpatient Volumes:

Consolidated	1Q26	1Q25	Increase YoY
Consolidated total procedures	586,337	579,084	1.3%
Consolidated advanced procedures	182,176	170,497	6.8%
% advanced procedures	31.1%	29.4%	170bps
Consolidated same-center advanced volume growth	—	—	5.6%
System-wide
System-wide total procedures	966,934	943,490	2.5%
System-wide advanced procedures	357,592	334,642	6.9%
% advanced procedures	37.0%	35.5%	150bps
System-wide same-center advanced volume growth	—	—	5.6%

Note: Advanced Procedures includes MRI and CT modalities

2026 Full Year Outlook:

The company is reiterating its outlook for the year ending December 31, 2026. Lumexa Imaging continues to expect:

•	Consolidated revenues of $1.045 to $1.097 billion

•

Adjusted EBITDA of $234 to $242 million. This includes approximately $7 million of public company costs that were not incurred in 2025. (At the midpoint of guidance, the addition of these costs lowers Adjusted EBITDA growth for 2026 versus 2025 from 7% to 4%)

•	Adjusted EPS of $0.71 to $0.77 per share

Lumexa Imaging Earnings Conference Call and Webcast

Lumexa Imaging will host a conference call to discuss its first quarter 2026 results, as well as its 2026 outlook, on May 12, 2026 at 5:00 p.m. ET. The call can be accessed via live audio webcast online at ir.lumexaimaging.com. A replay of the webcast will be available at the same link shortly after the completion of the call and will remain available for approximately one year.

Statement Regarding Use of Non-GAAP Financial Measures

This press release uses Adjusted EBITDA and Adjusted EPS, financial measures that are not calculated in accordance with GAAP. We use Adjusted EBITDA and Adjusted EPS, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) review and assess the operating performance of our management team; and (iv) analyze and evaluate financial and strategic planning decisions regarding future operations and annual operating budgets. For a reconciliation of Adjusted EBITDA and Adjusted EPS to the most directly comparable measure calculated in accordance with GAAP, please see below.

We have not reconciled our Adjusted EBITDA or Adjusted EPS guidance to their most directly comparable GAAP measures because we do not and are not able to provide guidance for those GAAP measures due to the uncertainty and potential variability of certain reconciling items, including transaction costs, severance and executive recruiting. Because such items cannot be provided without unreasonable efforts, we are unable to provide the corresponding reconciliations. However, such reconciling items could have a significant impact on our future results.

About Lumexa Imaging

Lumexa Imaging is a nationwide provider of outpatient medical imaging. With over 5,000 team members and greater than 190 outpatient imaging centers, our team conducted approximately 4 million outpatient procedures system-wide in 2025. We are a partner of choice for health systems and radiologists, delivering best-in-class clinical excellence, operations, and state-of-the-art technology across our platform.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding our expectations regarding our financial position and operating performance, including our guidance for full year 2026 and our assumptions underlying such guidance; our ability to drive future growth and execute on our goals and strategies; and our expectations regarding our product innovation. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to those risk factors identified in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2025, each as filed with the Securities and Exchange Commission (SEC). The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligations to update any forward-looking statements, except as required by law.

Investors:

Sue Dooley

Lumexa Imaging

sue.dooley@Lumexaimaging.com

Media Contact

Melissa Weston

Lumexa Imaging

Melissa.Weston@LumexaImaging.com

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT FOR COMMON SHARES)

(Unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$51,226	$58,828
Accounts receivable	118,141	112,942
Accounts receivable, related party	15,942	18,893
Other receivables	20,045	19,015
Prepaid expenses	16,534	17,582

Total current assets	221,888	227,260

Property and equipment, net of accumulated depreciation	150,127	144,709
Operating lease right-of-use assets	76,175	76,555
Investments in unconsolidated affiliates	420,519	423,191
Intangible assets, net of accumulated amortization	40,245	41,335
Goodwill	807,554	807,554
Other assets	46,845	43,953

TOTAL ASSETS	$1,763,353	$1,764,557

LIABILITIES AND EQUITY
Accounts payable	$37,168	$44,857
Accrued expenses and other current liabilities	80,174	95,561
Accounts receivable pledging arrangement	1,693	1,599
Current portion of long-term debt	13,437	13,112
Current portion of finance lease liabilities	13,408	11,552
Current portion of operating lease liabilities	12,053	12,513

Total current liabilities	157,933	179,194
Long-term debt, less current maturities	816,974	819,029
Long-term finance lease liabilities, less current maturities	38,483	33,262
Long-term operating lease liabilities, less current maturities	71,402	71,437
Deferred income taxes	41,498	40,772
Other liabilities	37,443	34,740

Total liabilities	1,163,733	1,178,434

COMMITMENTS AND CONTINGENCIES
EQUITY:
Common stock, $0.001 par value, 1,000,000,000 shares authorized, 96,080,735 shares issued and outstanding at March 31, 2026 and 96,109,927 shares issued and outstanding at December 31, 2025	96	96
Additional paid-in-capital	1,228,867	1,217,087
Accumulated deficit	(629,343)	(631,060)

Total equity	599,620	586,123

TOTAL LIABILITIES AND EQUITY	$1,763,353	$1,764,557

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
REVENUES:
Net patient service revenue	$197,318	$192,298
Management fee and other revenue	55,219	52,703

Total revenues	252,537	245,001
OPERATING EXPENSES:
Cost of operations, excluding depreciation and amortization	217,755	208,397
General and administrative expenses	20,335	17,492
Depreciation and amortization	9,922	9,051
Loss on disposal of property and equipment	137	(162)

Total operating expenses	248,149	234,778

Equity in earnings of unconsolidated affiliates	15,024	15,318

INCOME FROM OPERATIONS	19,412	25,541
OTHER EXPENSES:
Interest expense	16,331	29,849

INCOME (LOSS) BEFORE INCOME TAXES	3,081	(4,308)
Income tax provision	1,364	3,379

NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$1,717	$(7,687)

Weighted average shares outstanding:
Basic	95,983,233	69,523,369
Diluted	95,983,243	69,523,369
Net income (loss) per common share
Basic	$0.02	$(0.11)
Diluted	$0.02	$(0.11)

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,717	$(7,687)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	9,922	9,051
Amortization of operating lease right-of-use assets	3,957	3,739
Amortization of debt issuance costs	717	1,433
Amortization of cloud computing implementation costs	161	113
Equity in earnings of unconsolidated affiliates	(15,024)	(15,318)
Distributions from investments in unconsolidated affiliates	17,696	18,281
Loss on disposal of property and equipment	137	(162)
Deferred income taxes	726	1,499
Stock-based compensation	12,274	6,374
Other	(494)	—
Changes in operating assets and liabilities:
Accounts receivable	(5,199)	(8,470)
Accounts receivable, related party	2,951	85
Capitalized cloud computing implementation costs	(1,982)	(1,356)
Other receivables	(1,030)	(5,955)
Prepaid expenses	1,570	(1,994)
Other assets	(2,363)	(9,083)
Accounts payable	(7,738)	2,490
Accrued expenses and other current liabilities	(13,697)	(11,322)
Other liabilities	2,703	7,555
Operating lease liabilities	(4,072)	(3,235)

Net cash provided by (used in) operating activities	2,932	(13,962)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale or disposal of property and equipment	40	281
Purchases of property and equipment	(5,314)	(1,001)

Net cash used in investing activities	(5,274)	(720)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of long-term debt	(3,227)	(3,893)
Proceeds from long-term debt, net of issuance costs	1,122	496
Payments of finance lease liabilities	(3,249)	(1,409)
Capital contributions	—	660
Proceeds from accounts receivable pledging arrangement	94	—

Net cash used in financing activities	(5,260)	(4,146)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(7,602)	(18,828)
CASH AND CASH EQUIVALENTS, beginning of period	58,828	26,131

CASH AND CASH EQUIVALENTS, end of period	$51,226	$7,303

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(IN THOUSANDS)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Net income (loss)	$1,717	$(7,687)
Depreciation and amortization	9,922	9,051
Income tax provision	1,364	3,379
Amortization of basis difference	531	500
Interest expense	16,331	29,849
Stock-based compensation	12,274	6,374
Loss on disposal of property and equipment	137	(162)
Severance and executive recruiting(1)	945	1,370
Strategic initiatives and implementation(2)	825	868
Transaction costs(3)	2,582	3,588
Litigation and settlements(4)	29	(128)
Other(5)	(5)	22
Adjustments for equity in earnings of unconsolidated affiliates(6)	4,547	3,975

Adjusted EBITDA	$51,199	$50,999

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives, specifically related to the deployment of a new technology system and labor model, as well as the development, customization, and integration of a new enterprise resource planning system.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)

To adjust for Lumexa Imaging’s proportional share of depreciation and amortization, interest expense and losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

SCHEDULE OF ADJUSTED EARNINGS AND EARNINGS PER SHARE

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Net income (loss)	$1,717	$(7,687)

Stock-based compensation	12,274	6,374
Loss (gain) on disposal of property and equipment	137	(162)
Severance and executive recruiting(1)	945	1,370
Strategic initiatives and implementation(2)	825	868
Transaction costs(3)	2,582	3,588
Litigation and settlements(4)	29	(128)
Other(5)	(5)	22
Adjustments for equity in earnings of unconsolidated affiliates(6)	396	(27)

Total adjustments	17,183	11,905
Tax impact of adjustments(7)	(1,968)	(1,381)

Adjusted net income	$16,932	$2,837

Weighted average shares outstanding
Basic	95,983,233	69,523,369
Diluted	95,983,243	69,523,369
Adjusted basic net income per share	$0.18	$0.04
Adjusted diluted net income per share	$0.18	$0.04

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives, specifically related to the deployment of a new technology system and labor model, as well as the development, customization, and integration of a new enterprise resource planning system.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)	To adjust for Lumexa Imaging’s proportional share of losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.
(7)	Tax effected adjustments using blended federal and state effective income tax rate.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

DETAILS OF MANAGEMENT FEE AND OTHER REVENUES

(IN THOUSANDS)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Components of “management fee and other revenues:”
Fees for managing joint ventured outpatient sites and other third party services	$21,498	$20,076
Zero margin pass-throughs of employee, IT and other site level costs paid by Lumexa	33,721	32,627

Total revenues	$55,219	$52,703